Fair Value	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value

Note 9 Fair Value

In accordance with fair value accounting guidance, the Company determines fair value based on the exchange price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The inputs used to measure fair value are classified into the following hierarchy:

Level 1: Unadjusted quoted prices in active markets for identical instruments that are accessible as of the measurement date

Level 2: Other significant pricing inputs that are either directly or indirectly observable

Level 3: Significant unobservable pricing inputs, which result in the use of management’s own assumptions

The liability below was measured at fair value during the year ended December 31, 2020 using the market approach. There were no assets or liabilities measured at fair value as of December 31, 2021.

	December 31, 2021	December 31, 2020	Fair Value Hierarchy

Commitment Fee	$—	$577,000	Level 3

Assumptions Used in Determining Fair Value of the Commitment Fee at December 31, 2020

The commitment fee, which required the Company to sell to the Series A preferred stock shareholder 3,692,862 shares of Series B preferred stock for $6,000,000 and to issue Series A-1 preferred stock equal to 3% of the Company’s issued and outstanding capital immediately following the Second Tranche (collectively, the commitment fee and second tranche), required the Company to transfer a variable number of shares outside of its control and is classified as a liability. Liability-classified instruments are recorded at their estimated fair values at each reporting period until they are exercised, terminated, reclassified, or otherwise settled. The Company utilized a Monte Carlo simulation to value the commitment fee. The Company selected this model as it believes it is reflective of all significant assumptions that market participants would likely consider in negotiating the transfer of the commitment fee. Such assumptions include, among other inputs, stock price volatility, risk-free rate, probability of completing a Going Public Transaction, conversion price of the preferred stock and the underlying stock price. The Company’s underlying stock fair value was determined using a straight-line calculation, consistent with the method described for the Warrant – Advisory Services in Note 8. Immediately prior to the MTS Merger, the holder of the Series A preferred stock received 700,989 shares of Series A-1 preferred stock in the Company to settle the commitment fee. The change in the commitment fee was $23,301,206 for the year ended December 31, 2021 and is recorded in commitment fee expense in the consolidated statement of operations. The value of the exchange of the Series A preferred stock for the commitment fee was determined using the quoted-market price of the Company’s stock on the MTS Merger date, $6.80 per ordinary share, on the settlement date of July 26, 2021.

Significant inputs and assumptions used in the valuation model as of December 31, 2020, were as follows:

Probability of a Going Public Transaction	50.0%
Volatility	58.5%
Stock price of public company at the time of measurement	$0.63
Date of a Going Public Transaction	April 30, 2021
Pro-forma common shares outstanding at Going Public Transaction date	52,077,000

The change in the commitment fee between December 31, 2020 and 2021 consisted of the following:

Beginning balance, December 31, 2020	$577,000

Commitment fee expense	23,301,206
Issuance of Series A-1 and B preferred stock in exchange for commitment fee	(23,878,206)

Ending balance, December 31, 2021	$—